As filed with the Securities and Exchange Commission on April 7, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 7, 2004

FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

                             North Carolina                        0-15829                      56-1355866
                              (State or other                     (Commission                  (IRS Employer
                     jurisdiction of File Number)       Identification No.)                incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant's telephone number, including area code)

Item 5    Other Events

     On April 7, 2004, First Charter Corporation (the "Corporation") issued a press release announcing changes in the executive leadership of First Charter Bank, a wholly owned subsidiary of the Corporation.  A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                             FIRST CHARTER CORPORATION

                                                                             By: /s/ LAWRENCE M. KIMBROUGH
                                                                                    Lawrence M. Kimbrough
                                                                                    President and Chief Executive Officer

Dated: April 7, 2004